United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 10, 2022
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2022, the Board of Directors (the “Board”) of Priority Technology Holdings, Inc. (the “Company” or “Priority”) appointed Marc Crisafulli as a Board member until the Company’s next annual meeting of shareholders. Mr. Crisafulli was appointed to fill a vacancy that resulted from an increase in the size of the Board from 6 to 7 members.

Mr. Crisafulli will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors as described in the Company’s Proxy Statement filed in connection with the 2022 Annual Meeting of Shareholders.

There are no arrangements or understandings between Mr. Crisafulli and other persons pursuant to which he was selected as a director. Mr. Crisafulli will serve on the Audit, Compensation, and Nominating and Corporate Governance Committees. The Board’s Nominating and Corporate Governance Committee determined Mr. Crisafulli to be independent for Nasdaq listing standards. Mr. Crisafulli has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Securities Exchange Commission Regulations S-K.

Over the past 30 years, Mr. Crisafulli has served in legal, compliance and regulatory governance roles with various companies, most recently serving as Executive Vice President, Government Relations, Legal and Regulatory at Bally’s Corporation. Prior to that, Mr. Crisafulli held senior leadership roles with Brightstar Corporation and Suffolk Construction Company and was managing partner at Hinkley Allen & Snyder.

Item 7.01. Regulation FD Disclosure.
Item 5.02 of the Current Report on Form 8-K is incorporated herein by reference. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Priority Technology Holdings, Inc. dated November 10, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Bradley J. Miller
Name: Bradley J. Miller
Title: General Counsel